                                                                      EXHIBIT 10



                                 SIXTH AMENDMENT

         This SIXTH AMENDMENT (the "Amendment") dated March 16, 1999 is entered into by and among QUORUM HEALTH GROUP, INC., a corporation organized under the laws of Delaware (the "Borrower"), the LENDERS referred to in the Credit Agreement (the "Lenders") and FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of North Carolina) as Agent for the Lenders (hereinafter defined the "Agent").

                              STATEMENT OF PURPOSE

         The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of April 22, 1997 (such agreement, as previously amended, and as further amended from time to time, herein referred to as the "Credit Agreement") pursuant to which the Lenders have agreed to extend certain credit facilities to the Borrower. Capitalized terms used in this Amendment not otherwise defined herein have the respective meanings attributed to such terms in the Credit Agreement.

         Pursuant to the Credit Agreement, the Lenders have made Extensions of Credit to the Borrower. In consideration of making further Extensions of Credit under the Credit Agreement, and as a condition thereof, the Lenders have requested that the Borrower and certain of its Subsidiaries pledge to the Agent, for the ratable benefit of itself and the Lenders, certain shares of capital stock, partnership interests and limited liability company and other ownership interests owned by the Borrower and such Subsidiaries. The Borrower and such Subsidiaries have agreed to such pledges pursuant to the terms hereof.

         Additionally the Borrower has requested that the Lenders amend the Credit Agreement as more fully described below. Subject to the terms and conditions set forth below, and in consideration for the pledges referred to above, the Lenders are willing to agree to the requested amendments.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, each of the Lenders and the Agent agree as follows:

         1.       AMENDMENTS TO ARTICLE I.

                  (a) Section 1.1 is hereby amended by deleting the following defined terms and substituting the corresponding new defined term therefore:

                  "Base Rate Loan" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1(a).

                  "LIBOR Rate Loan" means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 4.1(a).

                  "Loan Documents" means, collectively, this Agreement, the Notes, the Guaranty, the Pledge Agreements, and any Hedging Agreements executed by any Lender, the Applications and each other document, instrument and agreement executed and delivered in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified.

                  "Subordinated Debt" means the collective reference to Debt on
         Schedule 6.1(t) hereof designated as Subordinated Debt (including, without limitation, the 1995 Senior Subordinated Notes) and any other Debt of the Borrower or any Subsidiary subordinated in right and time of payment to the Obligations on terms and conditions (including such subordination terms) satisfactory to the Required Lenders and approved in writing by the Agent; provided that, for purposes of this definition, any Subordinated Debt that (a) does not have scheduled principal payments or a maturity date prior to the date which is eighteen (18) months after the Termination Date of this Agreement, (b) does not contain restrictive covenants or other terms more restrictive than those contained in this Agreement and (c) contains subordination provisions no less favorable to the holders of the Borrower's Senior Debt than the subordination provisions contained in the Borrower's 1995 Senior Subordinated Notes, shall be deemed satisfactory to the Required Lenders and approved by the Agent.

                  (b) Section 1.1 is hereby amended by inserting the following new defined term in correct alphabetical order therein:

                  "Applicable Margin" shall have the meaning assigned thereto in
         Section 4.1(c).

                  "Collateral" means any assets purported to be pledged by any Loan Party or Subsidiary thereof, whether pursuant to any Pledge Agreement or otherwise, to the Lenders or the Agent for the ratable benefit of the Agent and the Lenders in order to secure the Obligations or any portion thereof. Any reference to the term "collateral" contained in the Credit Agreement (other than those references contained in Sections 2.7(b), 4.5, 6.1(e) and 11.2(b)) as of the effective date of the Sixth Amendment is hereby replaced with the term "Collateral".

                  "Pledge Agreements" means the collective reference to the Pledge Agreements executed in connection with the Sixth Amendment by the Borrower or any Subsidiary thereof in favor of the Agent for the ratable benefit of the Agent and the other Lenders, substantially in the form of Exhibit A attached to the Sixth Amendment as amended, restated or otherwise modified; "Pledge Agreement" means any such Pledge Agreement.

                  "Pledgors" means the collective reference to each Person executing a Pledge Agreement in connection with the Sixth Amendment; "Pledgor" means any such Person.

                  "Sixth Amendment" means the Sixth Amendment to the Agreement, dated as of March 16, 1999.

                  (c) Section 1.1 is hereby amended by deleting the term "LIBOR Margin". Any reference to the term "LIBOR Margin" contained in the Credit Agreement as of the effective date of the Sixth Amendment is hereby replaced with the phrase "Applicable Margin for LIBOR Rate Loans".

                  2. AMENDMENTS TO ARTICLE II. Article II is hereby amended by inserting the following new Section 2.11 in correct order therein:

                  "SECTION 2.11 Security. The Obligations of the Borrower and each of the Guarantors under this Agreement shall be secured by the Collateral described in the Pledge Agreements."

         3.       AMENDMENTS TO ARTICLE IV.

         (a) Section 4.1(a) is hereby deleted and the following new Section 4.1(a) is hereby substituted in lieu thereof:

                  (a) Interest Rate Options. Subject to the provisions of this
         Section 4.1, at the election of the Borrower in accordance with Article II, the unpaid principal balance of (i) any Revolving Credit Loan shall bear interest at (A) the Base Rate plus the Applicable Margin as set forth below or (B) the LIBOR Rate plus the Applicable Margin as set forth below, (ii) any Competitive Bid Loan shall bear interest at the applicable Competitive Bid Rate established pursuant to Section 2.4 and
         (iii) any Swingline Loan shall bear interest at the Swingline Rate. Any Revolving Credit Loan as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan."

                  (b) Section 4.1(c) is hereby deleted and the following new
         Section 4.1(c) is hereby substituted in lieu thereof:

                  (c) Applicable Margin. The Applicable Margin provided for in
         Section 4.1(a) with respect to the Loans (the "Applicable Margin") shall (i) from the effective date of the Sixth Amendment until the delivery of the applicable Margin Certificate and related financial statements for the fiscal quarter ending on March 31, 1999 equal 0.250% for Base Rate Loans and 1.150% for LIBOR Rate Loans, and (ii) for each fiscal quarter thereafter be determined by reference to the Total Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Margin Certificate as follows:

         Applicable Margin for
         Total Leverage Ratio                             Base Rate Loans          LIBOR Rate Loans
         --------------------                             ---------------          ----------------

         greater than or equal to 4.00 to 1.00                0.750%                    1.550%

         less than 4.00 to 1.00 but greater
         than or equal to 3.50 to 1.00                        0.250%                    1.150%

         less than 3.50 to 1.00 but greater
         than or equal to 3.00 to 1.00                        0.000%                    0.950%

         less than 3.00 to 1.00 but greater
         than or equal to 2.50 to 1.00                        0.000%                    0.750%

         less than 2.50 to 1.00 but greater
         than or equal to 2.00 to 1.00                        0.000%                    0.650%

         less than 2.00                                       0.000%                    0.550%

         Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the fifth (5th) Business Day after receipt by the Agent of quarterly financial statements for the Borrower and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Total Leverage Ratio of the Borrower and its Consolidated Entities as of the most recent fiscal quarter end. Subject to Section 4.1(d), in the event the Borrower fails to deliver such financial statements and certificate within the time required by
         Section 7.1(c), the Applicable Margin shall be the highest Applicable Margin set forth above until five (5) Business Days after receipt by the Agent of such financial statements and certificate."

                  (c) Section 4.3(a) is hereby amended by deleting (i) the last sentence of such Section and (ii) the pricing grid contained therein, and substituting the following in lieu thereof:

                  "The Facility Fee Rate, from the effective date of the Sixth Amendment until the receipt of the initial Margin Certificate and related financial statements for the fiscal quarter ending on March 31, 1999, shall be 0.350% and thereafter shall be determined by reference to the Total Leverage Ratio of the Borrower and its Consolidated Entities set forth in the most recently delivered Margin Certificate as follows:

                  Total Leverage Ratio                                         Facility Fee Rate (%)
                  --------------------                                         ---------------------
                  greater than or equal to 4.00 to 1.00                                 0.450%

                  less than 4.00 to 1.00 but greater
                  than or equal to 3.50 to 1.00                                         0.350%

                  less than 3.50 to 1.00 but greater
                  than or equal to 3.00 to 1.00                                         0.300%

                  less than 3.00 to 1.00 but greater
                  than or equal to 2.50 to 1.00                                         0.250%

                  less than 2.50 to 1.00 but greater
                  than or equal to 2.00 to 1.00                                         0.225%

                  less than 2.00                                                        0.200%"

         4. AMENDMENTS TO ARTICLE VI. From and after the effective date of the Sixth Amendment, the copies of Schedule 6.1(a) and Schedule 6.1(b) delivered in connection with the closing of the Sixth Amendment shall be deemed substituted for the copies of such Schedules delivered on the Closing Date.

         5. AMENDMENTS TO ARTICLE VIII. Article VIII is hereby amended by deleting Section 8.11 and the following new Section 8.11 is substituted in lieu thereof:

         SECTION 8.11 Wholly-Owned Entities. Within thirty (30) days after the creation or acquisition of any Wholly-Owned Entity (a) cause it to execute and deliver to the Agent a supplement to the Guaranty Agreement delivered on the Closing Date substantially in the form of Exhibit A to such Guaranty Agreement,
(b) a supplement substantially in the form attached as Exhibit A to the Pledge Agreement, or if applicable, a separate Pledge agreement substantially in the form of the Pledge Agreement executed by the parent of such new Subsidiary and
(c) cause to be delivered to the Agent such other documents as the Agent or Required Lenders shall reasonably request in connection therewith, including without limitation, officers' certificates, financial statements, opinions of counsel, resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in
Section 5.2.

         6. Amendments to Article IX.

         (a) Section 9.1 is hereby deleted and the following new Section 9.1 is substituted in lieu thereof:

         "Total Leverage Ratio. As of any fiscal quarter end, permit the ratio of (i) Total Debt as of such date to (ii) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date (the "Total Leverage Ratio"), to exceed 4.00 to 1.00; provided that, upon issuance by the Borrower, of new Subordinated Debt in an aggregate principal amount of at least $150,000,000 after the date of the Sixth Amendment, the Total Leverage Ratio shall not exceed
4.50 to 1.00 as of any fiscal quarter end."

         (b) Section 9.2 is hereby amended by deleting the phrase
"[Intentionally Omitted]" and inserting the following in lieu thereof:

         "Senior Leverage Ratio. As of any fiscal quarter end during any period set forth below, permit the ratio of (i) Senior Debt as of such date to (ii) EBITDA, for the period of four (4) consecutive fiscal quarters ending on such date, to exceed the corresponding ratio set forth below:

                           Period                                  Ratio
                           ------                                  -----
                  Sixth Amendment effective                   4.00 to 1.00
                  date through June 30, 2000

                  Thereafter                                  3.75 to 1.00

         (c) Section 9.5 is hereby deleted and the following new Section 9.5 substituted in lieu thereof:

         "Consolidated Net Worth. As of any fiscal quarter end, permit Consolidated Net Worth to be less than the sum of (a) $500,000,000 plus (b) 80% of cumulative positive Consolidated Net Income (calculated without excluding any non-cash losses) after the Closing Date plus (c) 90% of the proceeds from any equity offerings (net of offering and professional fees and expenses) and any other capital contributions since the Closing Date less (d) the amount of any stock repurchases or redemptions permitted pursuant to Section 10.7(e); provided that in no event shall Consolidated Net Worth to be less than $500,000,000."

         7. AMENDMENT FEE. In consideration of the amendments set forth herein, the Borrower agrees to pay to the Agent, for the ratable benefit of the Lenders, an amendment fee of 15 basis points on the Aggregate Commitment.

         8. Conditions. The effectiveness of this Amendment shall be conditioned upon receipt by the Agent of:

         (a) a copy of (i) this Amendment duly executed by the Agent, the Borrower and the Required Lenders and (ii) updated copies of Schedule 6.1(a) and
Schedule 6.1(b);

         (b) payment of the Amendment Fee; and

         (c) contemporaneous consent to this Amendment by the lenders under the Quorum ELLF Credit Agreement and the execution and delivery of all requisite amendments thereto.

         9. Conditions Subsequent. The following items shall be delivered by the Borrower to the Agent by March 31, 1999; provided that if such items are not delivered, then such non-delivery shall constitute an immediate Event of Default under the Credit Agreement:

                  (a) a copy of each Pledge Agreement pledging the capital stock, limited liability company ownership interests, partnership interests and other equity interests in each entity identified on
         Schedule 1 hereto, the First Union National Bank, as collateral agent and each issuer of any capital stock pledged thereunder;

                  (b) a certificate of the secretary or assistant secretary of the Borrower and each other Pledgor certifying that attached thereto is a true and complete copy of the articles of incorporation of such Borrower or such Pledgor, as applicable, and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of the

         Borrower or such Pledgor, as applicable, as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower or such Pledgor, as applicable, authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Amendment, the Pledge Agreements and the other Loan Documents to which it is a party; and as to the incumbency and genuineness of the signature of each officer of the Borrower or such Pledgor executing the Amendment, any Pledge Agreement or any other Loan Documents to which it is a party;

                  (c) certificates as of a recent date of the good standing of the Borrower and each Pledgor under the laws of its jurisdiction of organization or formation;

                  (d) a favorable opinion of counsel to the Borrower addressed to the Agent and the Lenders in form and substance reasonably satisfactory to the Administrative Agent;

                  (e) original stock certificates evidencing the capital stock pledged pursuant to the Pledge Agreements, together with an undated stock for each certificate duly executed in blank by the registered owner thereof;

                  (f) all necessary approvals, authorizations and consents, if any be required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by the Pledge Agreements.

                  10. Bringdown; References to Credit Agreement. The Borrower hereby represents and warrants that immediately prior to giving effect to this Amendment and upon and after the effectiveness hereof (a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except and to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof. All references in the Loan Documents to "Credit Agreement" shall refer to the Credit Agreement as amended by this Amendment and as the Credit Agreement may be further amended from time to time.

                  11. Miscellaneous. Except as amended hereto, the Credit Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in one or more counterparts each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument and no single counterpart of this Amendment need be executed by all the parties hereto. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Amendment shall be governed by the laws of the State of North Carolina.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment to Credit Agreement as of the date first above written.

                                        QUORUM HEALTH GROUP, INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                           [Signature Pages Continue]

                                        FIRST UNION NATIONAL BANK



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------




                           [Signature Pages Continue]

                                        TORONTO DOMINION (TEXAS), INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                           [Signature Pages Continue]

                                        SCOTIABANC INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------




                           [Signature Pages Continue]

                                        AMSOUTH BANK



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        CITICORP USA, INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        SUNTRUST BANK, NASHVILLE, N.A.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        NATIONSBANK, N.A.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        MELLON BANK, N.A.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        FLEET NATIONAL BANK, N.A.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        ABN AMRO BANK N.V.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        COOPERATIEVE CENTRALE RAIFFEISEN
                                        BOERENLEENBANK B.A.

                                        "RABOBANK NEDERLAND,"
                                        NEW YORK BRANCH



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        NATIONAL CITY BANK OF KENTUCKY



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        PARIBAS



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------




                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        LTCB TRUST COMPANY



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        THE SUMITOMO BANK, LIMITED



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        CREDIT LYONNAIS



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        BANK ONE, NA



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        THE SANWA BANK LIMITED,



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        FBTC LEASING CORP.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        THE SUMITOMO TRUST AND
                                        BANKING CO., LTD.,
                                        NEW YORK BRANCH



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        KBC BANK N.V.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        FIRST TENNESSEE BANK,
                                        NATIONAL ASSOCIATION



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        FIRST AMERICAN NATIONAL BANK



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        BANK OF TOKYO - MITSUBISHI
                                        TRUST COMPANY



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        BANK HAPOALIM B.M.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






                           [Signature Pages Continue]

                                        SOUTHTRUST BANK, N.A.



                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------